Pacer American Energy Independence ETF
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 99.8%	Shares	Value
Energy - 99.8% (a)
Antero Midstream Corp.	118,143	$2,223,451
Archrock, Inc.	74,385	2,201,052
Cheniere Energy, Inc. (b)	17,682	3,740,097
DT Midstream, Inc. (b)	24,220	3,052,204
Enbridge, Inc.	121,969	5,954,011
Energy Transfer LP	350,441	6,465,636
Enterprise Products Partners LP	104,511	3,468,720
Excelerate Energy, Inc. - Class A	51,613	1,927,746
Genesis Energy LP	75,006	1,245,850
Gibson Energy, Inc.	93,059	1,832,271
Hess Midstream LP - Class A (b)	55,543	1,970,110
Keyera Corp.	71,469	2,420,178
Kinder Morgan, Inc.	212,428	6,476,930
Kinetik Holdings, Inc. (b)	44,265	1,810,881
Kodiak Gas Services, Inc.	46,814	1,966,656
MPLX LP	63,718	3,561,836
NextDecade Corp. (b)(c)	259,923	1,374,993
ONEOK, Inc. (b)	78,443	6,211,901
Pembina Pipeline Corp.	90,303	3,752,318
Plains GP Holdings LP - Class A	96,054	1,967,186
South Bow Corp.	74,775	2,123,610
Targa Resources Corp. (b)	18,332	3,684,365
TC Energy Corp.	104,065	6,101,825
Venture Global, Inc. - Class A (b)	262,092	2,568,502
Western Midstream Partners LP (b)	53,107	2,201,816
Williams Cos., Inc.	96,948	6,520,723
TOTAL COMMON STOCKS (Cost $61,529,359)		86,824,868

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 20.6%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (d)	17,890,030	17,890,030
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $17,890,030)		17,890,030

TOTAL INVESTMENTS - 120.4% (Cost $79,419,389)		104,714,898
Liabilities in Excess of Other Assets - (20.4)%		(17,720,075)
TOTAL NET ASSETS - 100.0%		$86,994,823

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company
LP - Limited Partnership

(a)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $17,452,268.
(c)	Non-income producing security.
(d)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Pacer American Energy Independence ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$86,824,868	$–	$–	$86,824,868
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	17,890,030
Total Investments	$86,824,868	$–	$–	$104,714,898

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $17,890,030 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.